UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2011

HMN Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Home Federal Savings Bank (the “Bank”), the Company’s wholly-owned banking subsidiary, has been advised by the Office of the Comptroller of the Currency (“OCC”), the Bank’s primary federal regulator (as successor to the Office of Thrift Supervision), that the OCC has established an individual minimum capital requirement (“IMCR”) for the Bank. An IMCR requires a bank to establish and maintain levels of capital greater than those generally required for a bank to be classified as “well-capitalized.” Effective December 31, 2011, the Bank will be required to establish, and subsequently maintain, core capital at least equal to 8.5% of adjusted total assets.

At June 30, 2011, the Bank’s capital levels, while greater than 8.00% of adjusted assets, were less than those required under the IMCR. The Company is evaluating various alternatives, in addition to its current strategy focused on a reduction of earning assets and non-performing assets and improved results of operations, that may be necessary or advisable in order to facilitate the Bank’s compliance with the IMCR by December 31, 2011. For a discussion of the risks and uncertainties applicable to possible alternatives, including any capital raising activities or sale of non-strategic assets, by the Company and the Bank, see the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2010 and the Item 1A of the Company’s Form 10-Q for the quarter ended June 30, 2011.

The IMCR does not impact the Bank’s current status as “well-capitalized” within the meaning of federal banking regulations. While the Bank was “well-capitalized” at June 30, 2011 based on the applicable capital regulations in effect at that time, there can be no assurance that the Bank will continue to maintain such status in the future. The OCC has extensive discretion in its supervisory and enforcement activities, and can adjust the requirements to be “well-capitalized” in the future.

If there is a material change in the Bank’s risk profile, the OCC will reassess the minimum level of capital that is suitable for the Bank in light of its than current condition and any reasonably foreseeable risks existing at such time. Failure to comply with the IMCR constitutes an unsafe or unsound banking practice, which may subject the Bank to such legal actions or sanctions as the OCC considers appropriate.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often identified by such forward-looking terminology as “expect,” “intent,” “look,” “believe,” “anticipate,” “estimate,” “project,” “seek,” “may,” “will,” “would,” “could,” “should,” “trend,” “target,” and “goal” or similar statements or variations of such terms and include, but are not limited to, those relating to the Company’s and the Bank’s compliance with regulatory standards and the IMCR. All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any such forward-looking statements. For additional discussion of the risks and uncertainties generally applicable to the Company, see the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2010 and Item 1A of the Company’s Form 10-Q for the quarter ended June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.

(Registrant)

Date: August 19, 2011	/s/ Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer